                                                                 Exhibit 10.1(r)


                                   SAUER INC.

                            MANAGEMENT INCENTIVE PLAN

                           January 1, 1996 Restatement

                                 1996 SAUER INC.

                            MANAGEMENT INCENTIVE PLAN

      WHEREAS, Sauer Inc. (the "Company") restates effective January 1, 1996, the Sauer Inc. Management Incentive Plan, designed to achieve the following objectives:

a) To provide to selected executive and management personnel of the Company, a meaningful incentive opportunity, the amount of each manager's incentive to be determined and awarded based upon the performance by such manager toward pre-established Company, business and, if applicable, division and unit goals;

b) To focus the attention of such executive and management personnel on important Company objectives as determined annually by the Executive Office of the Company;

c) To encourage such executive and management personnel to set goals and plan for the achievement of such goals;

d) To facilitate the Company's objectives of recruiting, retaining, and utilizing high performing executive and management personnel;

e) To include within the Company's executive and management compensation plan an incentive program which is comparable and competitive with other companies.

NOW, THEREFORE, the Sauer Inc. Management Incentive Plan is hereby adopted and restated in its entirety effective January 1, 1996 as follows:

                                   ARTICLE I
                                  DEFINITIONS

For the purposes of this Plan, the following words and phrases shall have the meaning indicated, unless a different meaning is clearly required by the context:

1. The "Plan" means the 1996 Sauer Inc. Management Incentive Plan with all amendments and supplements hereafter made.

2. The "Company" means Sauer Inc., a Delaware Corporation, or its successor.

3. A "Subsidiary" means any partnership or corporation, the issued and outstanding equity of which is majority-owned by the Company.

4. The "Executive Office" means the Executive Office of Sauer Inc. as the same shall from time to time exist.

5. An "Employee" shall mean any person employed by the Company or a Subsidiary in a high executive or management position.

6. A "Participant" shall mean any Employee who is selected by the Executive Office, as provided in Article II, to participate in the Plan.

7. The "Plan Year" means the twelve-month period commencing January 1, 1996 and the twelve month period commencing each January 1 thereafter.

8. An "Incentive Compensation Award" shall mean the cash payment which may be awarded to a Participant pursuant to the Plan with respect to any Plan Year.

9. An "Incentive Point" means a point which may be awarded to a Participant as provided in Article III which is used to calculate the amount of a Participant's Incentive Compensation Award.

10. A Participant's "Base Percentage" shall be established for each Plan Year by the Executive Office in its sole discretion and shall be the number of tenths of one percentage point as the Executive Office so determines.

11. A "Beneficiary" shall mean the person or persons designated by a Participant in accordance with the Plan to receive payment of the Participant's Incentive Compensation Award in the event of the death of the Participant prior to the payment of the Participant's Incentive Compensation Award.

                                   ARTICLE II
                                  ELIGIBILITY

The Executive Office shall select the Employees who are to participate in the Plan for each Plan Year. The selected Employees shall be notified of their selection in writing by the Executive Office.

                                   ARTICLE III
                          INCENTIVE COMPENSATION AWARDS

1. Establishment of Performance Objective. It is understood that the performance objective established and the basis for awarding Incentive Points shall be determined at the sole discretion of the Executive Office and may vary from Participant to Participant and from Plan Year to Plan Year.

With respect to each Participant, the Executive Office will establish an overall objective which shall include Company goals and personal business plan goals. Additionally, for Participant's having division or unit responsibility, the objective may include goals for such unit or division.

The Executive Office when it establishes the Company goals and, if applicable, the division or unit goals for the Participant, shall also determine the number of Incentive

Points which shall be awarded to a Participant with respect to each goal which is achieved and the maximum number of Incentive Points which can be awarded with respect to each goal which is exceeded.

The personal business plan goals for a Participant shall be established by the Executive Office after discussion with the Participant. At the time the personal business plan goals for a Participant are established, the Executive Office shall also determine the number of Incentive Points which shall be awarded to the Participant if the personal business plan as a whole is achieved, it being understood that Incentive Points will not be allocated to specific goals of the Participant's personal business plan. The foregoing notwithstanding, the Executive Office reserves the right to, from time to time during a Plan Year, add to, decrease or revise in such manner as it shall determine in its sole discretion, the personal business plan goals of a Participant or any portion thereof, it being recognized, however, that the number of Incentive Points which will be awarded for the achievement of the personal business plan will not be changed during such Plan Year.

After the performance objective for a Plan Year has been established for a Participant and the basis for awarding Incentive Points determined, the Executive Office shall advise or shall cause the Participant to be advised thereof on or before May 1 of such Plan Year, or on such date shall advise the Participant of the date such advice will be given. Such advice, in the event the Executive Office in its sole discretion determines it to be appropriate, shall within a reasonable time thereafter be confirmed in writing. In the event the goals of the personal business plan of a Participant are changed during the Plan Year, the Executive Office shall notify the Participant of such change(s) as soon as reasonably practical and, in the event the Executive Office in its sole discretion determines it to be appropriate, shall within a reasonable time thereafter confirm such change(s) in writing.

Notwithstanding anything to the contrary contained herein, the Executive Office for a Plan Year may delegate to such person or persons as it shall in its sole discretion determine the responsibility for establishing, including the right to add to, decrease or revise, the personal business plan goals of a Participant for such Plan Year. Such person or persons in establishing the personal business plan goals of a Participant for a Plan Year shall comply with all of the requirements which the Executive Office would have to comply with if it were establishing the personal business plan goals of the Participant, such as discussion with the Participant before establishing such goals and where determined by the Executive Office to be appropriate, confirmation in writing. In no event, however, will the determination of the number of Incentive Points which can be awarded to a Participant in a Plan Year if the personal business plan as a whole is achieved be delegated.

2. Incentive Compensation Awards. Prior to May 1 of the year following the Plan Year with respect to which an Incentive Compensation Award is to be made, the Executive Office shall evaluate the performance of a Participant and the operations under his direction and compare such performance to the performance objective established for such Participant. Based upon such evaluation, the Executive Office shall award to the Participant the number of Incentive Points to which it determines such Participant is entitled. It is understood that the number of Incentive Points which the Executive Office may award to a Participant with respect to any Plan Year may range from a low of zero to a maximum of 175. It is further understood that if, in the sole opinion of the Executive Office, a Participant achieves the entire performance objective established for him, then he would normally be awarded 100 Incentive Points. If such performance objective or any part thereof, is exceeded or not achieved, the Participant may be granted more or less than 100 Incentive Points respectively, as determined by the Executive Office in its sole discretion. In any event, the Executive Office shall advise each Participant in writing on or before May 1 of the year following the Plan Year with respect to which an Incentive Compensation Award is to be made, if any, of the number of Incentive Points awarded to the Participant.

The foregoing notwithstanding, in the event the Executive Office with respect to a Participant for a Plan Year has delegated the responsibility for establishing the personal business plan for such Participant for such Plan Year, the person or persons to whom such responsibility has been delegated shall evaluate the performance of the Participant in achieving the personal business plan for such Plan Year, and based upon such evaluation shall recommend to the Executive Office the number of Incentive Points (up to but not exceeding the number which may be awarded as determined by the Executive Office pursuant to Section 1 of this Article) which should be awarded to the Participant, if any, for such Plan Year for achieving such personal business plan. Such person or persons to whom the responsibility for establishing personal business plan goals for a Plan Year was delegated shall, upon the request of the Executive Office, prepare a written evaluation of the Participant's performance regarding the personal business plan for such Plan Year, and shall submit such evaluation to the Executive Office with the written advice to the Participant of the number of Incentive Points awarded.

The Incentive Compensation Award for a Participant for a Plan Year will be determined by multiplying the product determined under (i) by the amount determined under (ii), with (i) and (ii) being as follows:

(i) the Participant's Base Percentage multiplied by one-hundredth (.01) of the number of Incentive Points awarded to the Participant for such Plan Year; and

(ii) the Participant's base salary paid during the Plan Year. Should a Participant have periods of illness or injury during the Plan Year, payments such as sick leave or disability pay, which are paid to the Participant in lieu of base salary during those periods, will be considered as base salary for the purpose of computing Incentive Compensation Awards.

The Executive Office on or before March 31 of each Plan Year shall advise a Participant in writing of the Base Percentage established for him for such Plan Year.

Notwithstanding anything to the contrary contained herein, in the event a Participant's employment is terminated during a Plan Year under circumstances other than death, permanent and total disability, normal retirement at age 65, or retirement under conditions of eligibility for a retirement benefit other than a normal retirement benefit under the retirement plan in which the Participant participates and with the approval of the Executive Office, such a terminated Participant will not be eligible to receive any Incentive Compensation Award with respect to the Plan Year in which his employment was terminated. In the event of a Participant's termination of employment during a Plan Year due to death, permanent and total disability, normal retirement at age 65, or retirement under conditions of eligibility for a retirement plan in which the Participant participates and with the approval of the Executive Office, such a terminated Participant will be eligible to receive an Incentive Compensation Award with respect to the Plan Year in which his employment terminated, only if the Executive Office in its sole discretion so decides, the amount of such Incentive Compensation Award to be determined by the Executive Office in its sole discretion.

3. Payment of Incentive Compensation Award. Each Incentive Compensation Award shall be paid in cash to the Participant on or before May 1 of the Plan Year following the Plan Year with respect to which such Incentive Compensation Award is granted to such Participant. All payments of Incentive Compensation Awards shall be in cash from the general assets of the Company or applicable Subsidiary.

4. Death of Participant. In the event of the death of a Participant prior to the payment of an Incentive Compensation Award granted to a Participant, such amount shall be paid to the Beneficiary designated in writing by the Participant. Such unpaid Incentive Compensation Award shall be paid in a lump sum at the same time as such amount would have been paid to the Participant if he had not died.

A Participant's Beneficiary designation may be changed at any time prior to the Participant's death and the Beneficiary designation on file with the Company at the time of the Participant's death which bears the latest date shall govern. In the absence of a Beneficiary designation or the failure of any Beneficiary to survive the Participant, such unpaid Incentive Compensation Award shall be paid to the Participant's estate in a lump sum within 90 days after the appointment of an executor or administrator.

5. Forfeiture. Notwithstanding anything to the contrary contained in the Plan, subject to the approval of the Executive Office the right of a Participant to receive an Incentive Compensation Award which has been granted but which has not been paid will be forfeited in the event the Participant's employment with the Company or a Subsidiary is terminated under circumstances other than death, permanent and total disability, normal retirement at age 65, or retirement under conditions of eligibility for a retirement benefit other than a normal retirement benefit under the retirement plan in which the Participant participates. Furthermore, if the Executive Office, in its sole discretion, determines that a Participant has engaged in activities constituting gross misconduct, or the Executive Office, in its sole discretion, determines that a Participant has engaged in activities which cause significant harm to the Company or a Subsidiary, the right of such Participant to be granted an Incentive Compensation Award will be forfeited and the right of a Participant or his beneficiary to receive an Incentive Compensation Award which has been granted but which has not been paid will be forfeited.

                                   ARTICLE IV
                                 ADMINISTRATION

The Executive Office shall be responsible for the general administration of the Plan and for carrying out the provisions hereof and shall have all such powers, authorities and responsibilities expressly retained by it herein and as may be necessary to carry out the provisions of the Plan, including the power to determine all questions relating to eligibility for and the amount of an Incentive Compensation Award, all questions pertaining to its claims for benefits and procedures for claim review, and the power to resolve any and all other questions arising under the Plan, including any questions of construction. The Executive Office may designate such person or persons as it shall determine to carry out any of such powers, authorities or responsibilities.

The actions taken and the decisions made by the Executive Office hereunder shall be final and binding upon all interested parties. The Executive Office may, as to all questions of accounting, rely conclusively upon any determination made by the independent public accountants for the Company.

                                    ARTICLE V
                            AMENDMENT AND TERMINATION

The Executive Office reserves the right to amend or terminate the Plan at any time by written action of the Executive Office; provided, however, that no such action shall adversely affect any Participant or Beneficiary with respect to the amount of an Incentive Compensation Award theretofore granted.

                                   ARTICLE VI
                                  MISCELLANEOUS

1. Nonalienation. No Participant or Beneficiary shall in any manner encumber or dispose of the right to receive any payment of an Incentive Compensation Award hereunder. If a Participant or Beneficiary attempts to assign, transfer, alienate or encumber the right to receive the amount of an Incentive Compensation Award hereunder or permits the same to be subject to alienation, garnishment, attachment, execution or levy of any kind, then the Executive Office in its sole discretion may hold or apply such amount or any part thereof to or for the benefit of such Participant or Beneficiary, the Participant's or Beneficiary's spouse, children, blood relatives or other dependents, or any of them in such manner and in such proportions as the Executive Office may consider proper. Any such application of the amount of an Incentive Compensation Award may be made without the intervention of a guardian. The receipt by the payee shall constitute a complete acquittance to the Company with respect thereto and neither the Company nor any Subsidiary nor the Executive Office shall have any responsibility for the proper application thereof.

2. Plan Noncontractual. Nothing herein contained shall be construed as a commitment or agreement on the part of any person employed by the Company or a Subsidiary to continue such person's employment with the Company or Subsidiary, and nothing herein contained shall be construed as a commitment or agreement on the part of the Company or any Subsidiary to continue the employment or the annual rate of compensation of any such person for any period, and all Participant's shall remain subject to discharge to the same extent as if the Plan had never been put into effect.

3. Interest of Participant and Beneficiary. The obligation of the Company under the Plan to make payments of Incentive Compensation Awards merely constitutes the unsecured promise of the Company to make payments from its general assets as provided herein, and no Participant or Beneficiary shall have any interest, or a lien or prior claim upon any property of the Company or any Subsidiary.

4. Claims of Other Persons. The provisions of the Plan shall in no event be construed as giving any person, firm or corporation any legal or equitable right as against the Company or any Subsidiary, their officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

5. Facility of Payment. If any person to whom an Incentive Compensation Award is payable is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefore shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, child, brother or sister, or any other individual deemed by the Executive Office to be maintaining or responsible for maintenance of such person. Any payment made in accordance with the provisions of this Section 5 shall be a complete discharge of any liability of the Plan with respect to such payment.

6. Absence of Liability. No member of the Board of Directors of the Company or a Subsidiary, or the Executive Office, or any officer of the Company or a Subsidiary shall be liable for any act or action hereunder, whether of commission or omission, taken by any other member, or by any officer, agent, or employee, or, except in circumstances involving his bad faith, for anything done or omitted to be done by himself.

7. Severability. The invalidity or unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were ommitted herefrom.

8. Governing Law. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Iowa, U.S.A.

Executed at Ames, Iowa on the 21st day of February, 1996.


/s/ Dr. Klaus Murmann
----------------------------
Dr. Klaus Murmann


/s/ Dr. Tonio Barlage
----------------------------
Dr. Tonio Barlage


/s/ Dr. Tilman E. Fischer
----------------------------
Dr. Tilman E. Fischer


/s/ David L. Pfeifle
----------------------------
David L. Pfeifle

                                  INTRODUCTION

Effective January 1, 1996, Sauer Inc. restated its Management Incentive Plan to supplement its other compensation plans.

The purpose is to use a series of performance measurements which will focus management attention on various objectives and reward participants according to how well the Company, its Divisions, and their Units perform against these objectives.

                               I. DESIGN CRITERIA

This incentive plan is designed to achieve the following objectives:

      Provide significant incentive opportunities to participants based on achievement of challenging Company, division, unit and personal business goals.

      Focus attention on important Company objectives as determined annually by the Executive Office. The following are illustrative of the objectives to be stressed:

                        SAUER INC.                      DIVISION OR UNIT

            --Return on Average Total Equity    --Return on average net assets
                                                  vs budget

            --Return on Average Net Assets      --Return on average net assets
                                                  objectives (PAR)

                                                --Return on average net assets
                                                  (lower of "actual" or
                                                  "budget") vs. specific
                                                  objectives (PAR)

      Encourage throughout the organization effective setting of goals and planning for their achievement.

      Structure the Company's compensation plan along lines which are comparable and competitive with other well managed companies.

      Facilitate the Company's efforts to recruit, retain, and utilize high performing personnel.

An incentive plan should contribute to the continued progress of the Company by focusing attention on primary Company objectives and by providing significant rewards and recognition to selected executives and managers for excellent performance. It should also benefit the owning partners by emphasizing management's attention to those objectives which will provide the best overall economic results for the Company.

                                II. PARTICIPATION

Participation in the Management Incentive Plan for Sauer Inc. is limited to individuals whose job performance can have a measurable impact on the Company and the division or unit to which they are attached. Participant's will be able to relate the level of their award to their individual contribution.

                              INCENTIVE OPPORTUNITY

                  Target                                  Maximum
                  Incentive                               Potential
                  Opportunity                             Award
                  -----------                             ---------
                  16.0%*                                  28.0%*


* Percentage of base salary paid during the Plan Year.


                                      -3U-

                              INCENTIVE OPPORTUNITY

                  Target                                  Maximum
                  Incentive                               Potential
                  Opportunity                             Award
                  -----------                             ---------
                  22.0%*                                  38.5%*


* Percentage of base salary paid during the Plan Year.


                                      -3M-

                              INCENTIVE OPPORTUNITY

                  Target                                  Maximum
                  Incentive                               Potential
                  Opportunity                             Award
                  -----------                             ---------
                  30.0%*                                  52.5%*


* Percentage of base salary paid during the Plan Year.


                                      -3E-

PERFORMANCE MEASUREMENT ELEMENTS FOR UNITS

TOTAL COMPANY ELEMENTS

I.    Return on average total equity

II.   Return on average net assets

DIVISION ELEMENTS

III.  Return on average net assets vs. budget

IV.   Return on average net assets vs. specific division objective (PAR)

V. Return on average net assets (lower of "actual" or "budget") vs. specific division objective (PAR)

UNIT ELEMENTS

VI.   Return on average net assets vs. budget

VII.  Return on average net assets vs. specific unit objective (PAR)

VIII. Return on average net assets (lower of "actual" or "budget) vs. specific unit objective (PAR)

BUSINESS ELEMENTS

IX.   Achievement of "business plan".

      Specific objectives for each individual "business plan" will vary from operation to operation and from year to year, and are subject to change during a plan year. The Executive Office and the unit general manager, or the person or persons designated by the Executive Office will discuss the nature of these specific objectives before they are finalized by the Executive Office or its designee(s).


                                      -4U-

PERFORMANCE MEASUREMENT ELEMENTS FOR COMPANY

TOTAL COMPANY ELEMENTS

I.    Return on average total equity

II.   Return on average net assets

III.  Return on average net assets vs. budget

IV.   Return on average net assets vs. specific Company objective (PAR)

V. Return on average net assets (lower of "actual" or "budget") vs. specific Company objective (PAR)

BUSINESS ELEMENTS

VI.   Achievement of "business plan".

      Specific objectives for each individual "business plan" will vary from operation to operation and from year to year, and are subject to change during a plan year. The Executive Office and the unit general manager, or the person or persons designated by the Executive Office will discuss the nature of these specific objectives before they are finalized by the Executive Office or its designee(s).


                                      -4C-

PERFORMANCE MEASUREMENT ELEMENTS FOR DIVISIONS

TOTAL COMPANY ELEMENTS

I.    Return on average total equity

II.   Return on average net assets

DIVISION ELEMENTS

III.  Return on average net assets vs. budget

IV.   Return on average net assets vs. specific division objective (PAR)

V. Return on average net assets (lower of "actual" or "budget") vs. specific division objective (PAR)

BUSINESS ELEMENTS

VI.   Achievement of "business plan".

      Specific objectives for each individual "business plan" will vary from operation to operation and from year to year, and are subject to change during a plan year. The Executive Office and the unit general manager, or the person or persons designated by the Executive Office will discuss the nature of these specific objectives before they are finalized by the Executive Office or its designee(s).


                                      -4D-

--------------------------------------------------------------------------------
                             INCENTIVE AWARD POINTS
--------------------------------------------------------------------------------
                                                 Minimum       Target    Maximum
                                                 -------       ------    -------
                                                 (Points)     (Points)  (Points)
--------------------------------------------------------------------------------
Total Company Elements (Sauer Inc.)

I.    Return on average total equity                 0           8.0       12.0

II.   Return on average net assets                   0          15.0       24.0
--------------------------------------------------------------------------------
Division Elements

III.  Return on average net assets vs. budget        0           8.0       12.0

IV.   Return on average net assets vs. specific
      division objective (PAR)                       0          10.0       25.0

V.    Return on average net assets (lower of
      "actual" or "budget") vs. Specific
      division objective (PAR)                       0          10.0       25.0
--------------------------------------------------------------------------------
Unit Elements

VI.   Return on average net assets vs. budget        0           8.0       12.0

VII.  Return on average net assets vs. specific
      unit objective (PAR)                           0           8.0       20.0

VIII. Return on average net assets vs. (lower of
      "actual" or "budget") specific unit
      objective (PAR)                                0           8.0       20.0
--------------------------------------------------------------------------------
Business Elements

IX.   Achievement of "Business Plan"                 0          25.0       25.0
--------------------------------------------------------------------------------
                        Total                        0         100.0      175.0
--------------------------------------------------------------------------------


                                      -5U-

--------------------------------------------------------------------------------
                             INCENTIVE AWARD POINTS
--------------------------------------------------------------------------------
                                                 Minimum       Target    Maximum
                                                 -------       ------    -------
                                                 (Points)     (Points)  (Points)
--------------------------------------------------------------------------------
Total Company Elements (Sauer Inc.)

I.    Return on average total equity                 0           8.0       12.0

II.   Return on average net assets                   0          15.0       24.0
--------------------------------------------------------------------------------
Division Elements

III.  Return on average net assets vs. budget        0          16.0       24.0

IV.   Return on average net assets vs. specific
      division objective (PAR)                       0          18.0       45.0

V.    Return on average net assets (lower of
      "actual" or "budget") vs. specific
      division objective (PAR)                       0          18.0       45.0
--------------------------------------------------------------------------------
Business Elements

VI.   Achievement of "Business Plan"                 0          25.0       25.0
--------------------------------------------------------------------------------
                         Total                       0         100.0      175.0
--------------------------------------------------------------------------------


                                      -5D-

--------------------------------------------------------------------------------
                             INCENTIVE AWARD POINTS
--------------------------------------------------------------------------------
                                                 Minimum       Target    Maximum
                                                 -------       ------    -------
                                                 (Points)     (Points)  (Points)
--------------------------------------------------------------------------------
Total Company Elements (Sauer Inc.)

I.    Return on average total equity                 0           8.0       12.0

II.   Return on average net assets                   0          15.0       24.0

III.  Return on average net assets vs. budget        0          16.0       24.0

IV.   Return on average net assets vs.
      specific Company objective (PAR)               0          18.0       45.0

V.    Return on average net assets (lower of
      "actual" or "budget") vs. specific
      Company objective (PAR)                        0          18.0       45.0
--------------------------------------------------------------------------------
Business Elements

VI.   Achievement of "Business Plan"                 0          25.0       25.0
--------------------------------------------------------------------------------
                          Total                      0         100.0      175.0
--------------------------------------------------------------------------------


                                      -5C-

                          INCENTIVE COMPENSATION AWARD

The number of incentive award points granted to a Participant will be determined solely by the Executive Office based on its evaluation of the Participant's performance compared to the objectives established for him.

Based upon the number of points granted, the amount of the Participant's Incentive Compensation Award will be calculated. All (100%) of the Incentive Compensation Award granted with respect to a Plan Year will be paid, in cash, to the Participant by May 1 of the following Plan Year.

If a Participant's employment is terminated during any year due to death, permanent and total disability, normal retirement at age 65, or retirement under conditions of eligibility for a retirement benefit other than a normal retirement benefit and with the approval of the Executive Office, the terminated Participant will be eligible to receive an Incentive Compensation Award for such year only if the Executive Office so decides, the amount of such award to be determined by the Executive Office. If a Participant's employment is terminated during a year for any other reason, the terminated Participant will not be eligible to receive an Incentive Compensation Award with respect to such year.

                                 UNPAID BALANCES

In the event of the termination of a Participant's employment under circumstances other than death, permanent and total disability, normal retirement at age 65, or other retirement where the Participant is eligible for a retirement benefit and the Executive Office approves such retirement, the right of the Participant to an Incentive Compensation Award will be terminated and forfeited.

In the event of the death of a Participant, any unpaid Incentive Compensation Award will be paid to the Participant's designated beneficiary or, in the absence of the designation of a Beneficiary, to the Participant's estate.

                 TOTAL COMPANY PERFORMANCE MEASUREMENT ELEMENT I
                         RETURN ON AVERAGE TOTAL EQUITY

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       18%
            Points                       Maximum      27%

                    NET EARNINGS ON AVERAGE TOTAL EQUITY (%)

                        I. RETURN ON AVERAGE TOTAL EQUITY

EXPLANATIONS:     A primary measure of management effectiveness is the company's ability to provide an after-tax return on total equity. This element calls for a target return of 18% to achieve an award of 8 points. A return on total equity of 27% or more will yield an award of 12 points.

DEFINITIONS:      Net Earnings -- Consolidated net earnings for the fiscal year before distributions.

                  Total Equity -- Equity of Sauer Inc. (excluding minority interest).

                  Average Total Equity -- The average of total equity at the beginning of the year and at the end of each of the four succeeding fiscal quarters.

ADJUSTMENTS:      None, except as may be approved by the Executive Office.

                TOTAL COMPANY PERFORMANCE MEASUREMENT ELEMENT II
                          RETURN ON AVERAGE NET ASSETS

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       15%
            Points                       Maximum      24%

                        RETURN ON AVERAGE NET ASSETS (%)

                        II. RETURN ON AVERAGE NET ASSETS

EXPLANATIONS:     Achievement of 15% return on average net assets will result in an award equal to 15 points. Additional points will be awarded if the return on average net assets exceeds 15%. A return on average net assets of 24% or more will yield an award of 24 points.

DEFINITIONS:      Return -- Consolidated profit before interest expense and
                  taxes -- P.B.I.T.

                  Net Assets -- Total assets of Sauer Inc. less non-interest bearing liabilities (this equals total equity of Sauer Inc. plus total interest bearing debt).

                  Average Net Assets -- The average of net assets employed at the beginning of the year and at the end of each of the four succeeding fiscal quarters.

ADJUSTMENTS:      Adjustments will be made for extraordinary, unusual and
                  nonrecurring items. Any adjustment must be approved by the Executive Office.

                  DIVISION PERFORMANCE MEASUREMENT ELEMENT III
                     RETURN ON AVERAGE NET ASSETS vs. BUDGET

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       +/-0%
            Points                       Maximum        +5%

                        Example: If the budgeted return is 15%, the minimum award is above a 10% return and the maximum award is at or above a 20% return.


       DEVIATION OF RETURN ON AVERAGE NET ASSETS FROM BUDGETED RETURN (%)

                  III. RETURN ON AVERAGE NET ASSETS vs. BUDGET

EXPLANATIONS: This performance measurement element compares the budgeted return on average net assets with the actually achieved return. No award can be made under this performance measurement element if the actual return is five percentage points or more worse than the budgeted number of percentage points. Achievement of the budgeted return on average net assets will result in an award equal to 16 points. Additional points will be awarded if the return exceeds the budgeted return. A return on average net assets which is five or more percentage points higher than the budgeted number of percentage points will yield an award of 24 points.

DEFINITIONS: Return -- Consolidated profit before Corporate charges, interest expense and taxes - P.B.I.T. (consolidated P.B.I.T. of the division for the fiscal year after elimination of intradivision profits).

Net Assets -- Total assets of the division less intercompany investments and non-interest bearing liabilities (this equals total equity plus total interest bearing debt less intercompany investments).

Average Net Assets -- The average of Net Assets employed at the beginning of the year and at the end of each of the four succeeding fiscal quarters.

ADJUSTMENTS: Adjustments will be made for extraordinary, unusual and nonrecurring items. Any adjustment must be approved by the Executive Office.

                  DIVISION PERFORMANCE MEASUREMENT ELEMENT III
                     RETURN ON AVERAGE NET ASSETS vs. BUDGET

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       +/-0%
            Points                       Maximum        +5%

                        Example: If the budgeted return is 15%, the minimum award is above a 10% return and the maximum award is at or above a 20% return.

       DEVIATION OF RETURN ON AVERAGE NET ASSETS FROM BUDGETED RETURN (%)

                  III. RETURN ON AVERAGE NET ASSETS vs. BUDGET

EXPLANATIONS: This performance measurement element compares the budgeted return on average net assets with the actually achieved return. No award can be made under this performance measurement element if the actual return is five percentage points or more worse than the budgeted number of percentage points. Achievement of the budgeted return on average net assets will result in an award equal to 8 points. Additional points will be awarded if the return exceeds the budgeted return. A return on average net assets which is five or more percentage points higher than the budgeted number of percentage points will yield an award of 12 points.

DEFINITIONS: Return -- Consolidated profit before Corporate charges, interest expense and taxes - P.B.I.T. (consolidated P.B.I.T. of the division for the fiscal year after elimination of intradivision profits).

Net Assets -- Total assets of the division less intercompany investments and non-interest bearing liabilities (this equals total equity plus total interest bearing debt less intercompany investments).

Average Net Assets -- The average of Net Assets employed at the beginning of the year and at the end of each of the four succeeding fiscal quarters.

ADJUSTMENTS: Adjustments will be made for extraordinary, unusual and nonrecurring items. Any adjustment must be approved by the Executive Office.


                                      -10U-

                   COMPANY PERFORMANCE MEASUREMENT ELEMENT III
                     RETURN ON AVERAGE NET ASSETS vs. BUDGET

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       +/-0%
            Points                       Maximum        +5%

                        Example: If the budgeted return is 15%, the minimum award is above a 10% return and the maximum award is at or above a 20% return.


       DEVIATION OF RETURN ON AVERAGE NET ASSETS FROM BUDGETED RETURN (%)

                  III. RETURN ON AVERAGE NET ASSETS vs. BUDGET

EXPLANATIONS: This performance measurement element compares the budgeted return on average net assets with the actually achieved return. No award can be made under this performance measurement element if the actual return is five percentage points or more worse than the budgeted number of percentage points. Achievement of the budgeted return on average net assets will result in an award equal to 16 points. Additional points will be awarded if the return exceeds the budgeted return. A return on average net assets which is five or more percentage points higher than the budgeted number of percentage points will yield an award of 24 points.

DEFINITIONS
     &
ADJUSTMENTS: Same as performance measurement element II.


                                      -10C-

                   DIVISION PERFORMANCE MEASUREMENT ELEMENT IV
       RETURN ON AVERAGE NET ASSETS vs. SPECIFIC DIVISION OBJECTIVE (PAR)

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       22%
            Points                       Maximum      31%

                        RETURN ON AVERAGE NET ASSETS (%)

     IV. RETURN ON AVERAGE NET ASSETS vs. SPECIFIC DIVISION OBJECTIVE (PAR)

EXPLANATIONS:     Based upon many factors, including product line maturity,
                  market position, age of assets and historical performance a target return on average net assets of 22% has been established for this Division. Achievement of this target return will result in an award equal to 18 points. A minimum threshold return of 9% is required before any award can be made under this performance measurement element. A return on average net assets of 31% or more will yield an award of 45 points.

DEFINITIONS
     &
ADJUSTMENTS:      Same as performance measurement element III.

                   DIVISION PERFORMANCE MEASUREMENT ELEMENT IV
       RETURN ON AVERAGE NET ASSETS vs. SPECIFIC DIVISION OBJECTIVE (PAR)

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       22%
            Points                       Maximum      31%

                          RETURN ON AVERAGE NET ASSETS (%)

     IV. RETURN ON AVERAGE NET ASSETS vs. SPECIFIC DIVISION OBJECTIVE (PAR)

EXPLANATIONS:     Based upon many factors, including product line maturity,
                  market position, age of assets and historical performance a target return on average net assets of 22% has been established for this Division. Achievement of this target return will result in an award equal to 10 points. A minimum threshold return of 9% is required before any award can be made under this performance measurement element. A return on average net assets of 31% or more will yield an award of 25 points.

DEFINITIONS
     &
ADJUSTMENTS:      Same as performance measurement element III.


                                      -11U-

                   COMPANY PERFORMANCE MEASUREMENT ELEMENT IV
        RETURN ON AVERAGE NET ASSETS vs. SPECIFIC COMPANY OBJECTIVE (PAR)

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       20%
            Points                       Maximum      28%

                        RETURN ON AVERAGE NET ASSETS (%)

      IV. RETURN ON AVERAGE NET ASSETS vs. SPECIFIC COMPANY OBJECTIVE (PAR)

EXPLANATIONS:     Based upon many factors, including product line maturity,
                  market position, age of assets and historical performance a target return on average net assets of 20% has been established for the Company. Achievement of this target return will result in an award equal to 18 points. A minimum threshold return of 9% is required before any award can be made under this performance measurement element. A return on average net assets of 28% or more will yield an award of 45 points.

DEFINITIONS
     &
ADJUSTMENTS:      Same as performance measurement element II.


                                      -11C-

                   DIVISION PERFORMANCE MEASUREMENT ELEMENT V
          RETURN ON AVERAGE NET ASSETS (LOWER OF ACTUAL OR BUDGET) vs.
                        SPECIFIC DIVISION OBJECTIVE (PAR)

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       22%
            Points                       Maximum      31%

                        RETURN ON AVERAGE NET ASSETS (%)

         V. RETURN ON AVERAGE NET ASSETS (LOWER OF ACTUAL OR BUDGET) vs.
                        SPECIFIC DIVISION OBJECTIVE (PAR)

EXPLANATIONS:     Based upon many factors, including product line maturity,
                  market position, age of assets and historical performance a target return on average net assets of 22% has been established for this Division. In order to encourage the establishment of challenging budgets, the lower of the budgeted return on average net assets or the actual return on average net assets will determine the award under this performance measurement element. Planning and achieving the target return will result in an award equal to 18 points. A minimum threshold of 9% must be planned and achieved before any award can be made under this element. Planning and achieving a return on average net assets of 31% or more will yield an award of 45 points.

DEFINITIONS
     &
ADJUSTMENTS:      Same as performance measurement element III.

                    COMPANY PERFORMANCE MEASUREMENT ELEMENT V
          RETURN ON AVERAGE NET ASSETS (LOWER OF ACTUAL OR BUDGET) vs.
                        SPECIFIC COMPANY OBJECTIVE (PAR)

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       20%
            Points                       Maximum      28%

                        RETURN ON AVERAGE NET ASSETS (%)

         V. RETURN ON AVERAGE NET ASSETS (LOWER OF ACTUAL OR BUDGET) vs.
                        SPECIFIC COMPANY OBJECTIVE (PAR)

EXPLANATIONS:     Based upon many factors, including product line maturity,
                  market position, age of assets and historical performance a target return on average net assets of 20% has been established for the Company. In order to encourage the establishment of challenging budgets, the lower of the budgeted return on average net assets or the actual return on average net assets will determine the award under this performance measurement element. Planning and achieving the target return will result in an award equal to 18 points. A minimum threshold of 9% must be planned and achieved before any award can be made under this element. Planning and achieving a return on average net assets of 28% or more will yield an award of 45 points.

DEFINITIONS
     &
ADJUSTMENTS:      Same as performance measurement element II.


                                      -12C-

                   DIVISION PERFORMANCE MEASUREMENT ELEMENT V
          RETURN ON AVERAGE NET ASSETS (LOWER OF ACTUAL OR BUDGET) vs.
                        SPECIFIC DIVISION OBJECTIVE (PAR)

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       22%
            Points                       Maximum      31%

                        RETURN ON AVERAGE NET ASSETS (%)

         V. RETURN ON AVERAGE NET ASSETS (LOWER OF ACTUAL OR BUDGET) vs.
                        SPECIFIC DIVISION OBJECTIVE (PAR)

EXPLANATIONS:     Based upon many factors, including product line maturity,
                  market position, age of assets and historical performance a target return on average net assets of 22% has been established for this Division. In order to encourage the establishment of challenging budgets, the lower of the budgeted return on average net assets or the actual return on average net assets will determine the award under this performance measurement element. Planning and achieving the target return will result in an award equal to 10 points. A minimum threshold of 9% must be planned and achieved before any award can be made under this element. Planning and achieving a return on average net assets of 31% or more will yield an award of 25 points.

DEFINITIONS
     &
ADJUSTMENTS:      Same as performance measurement element III.


                                      -12U-

                     UNIT PERFORMANCE MEASUREMENT ELEMENT VI
                     RETURN ON AVERAGE NET ASSETS vs. BUDGET

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       +/-0%
            Points                       Maximum        +5%

                        Example: If the budgeted return is 15%, the minimum award is above a 10% return and the maximum award is at or above a 20% return.

       DEVIATION OF RETURN ON AVERAGE NET ASSETS FROM BUDGETED RETURN (%)

                   VI. RETURN ON AVERAGE NET ASSETS vs. BUDGET

EXPLANATIONS: This performance measurement element compares the budgeted return on average net assets with the actually achieved return. No award can be made under this performance measurement element if the actual return is five percentage points or more worse than the budgeted number of percentage points. Achievement of the budgeted return on average net assets will result in an award equal to 8 points. Additional points will be awarded if the return exceeds the budgeted return. A return on average net assets which is five or more percentage points higher than the budgeted number of percentage points will yield an award of 12 points.

DEFINITIONS: Return -- Profit before interest expense and taxes - P.B.I.T.

Net Assets -- Total assets of the unit less intercompany investments and non-interest bearing liabilities (this equals total equity plus total interest bearing debt less intercompany investments).

Average Net Assets -- The average of Net Assets employed at the beginning of the year and at the end of each of the four succeeding fiscal quarters.

ADJUSTMENTS: Adjustments will be made for extraordinary, unusual and nonrecurring items. Any adjustment must be approved by the Executive Office.


                                      -13U-

                    UNIT PERFORMANCE MEASUREMENT ELEMENT VII
         RETURN ON AVERAGE NET ASSETS vs. SPECIFIC UNIT OBJECTIVE (PAR)

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       22%
            Points                       Maximum      31%

                        RETURN ON AVERAGE NET ASSETS (%)

       VII. RETURN ON AVERAGE NET ASSETS vs. SPECIFIC UNIT OBJECTIVE (PAR)

EXPLANATIONS:     Based upon many factors, including product line maturity,
                  market position, age of assets and historical performance a target return on average net assets of 22% has been established for this Unit. Achievement of this target return will result in an award equal to 8 points. A minimum threshold return of 9% is required before any award can be made under this performance measurement element. A return on average net assets of 31% or more will yield an award of 20 points.

DEFINITIONS
     &
ADJUSTMENTS:      Same as performance measurement element VI.


                                      -14U-

                    UNIT PERFORMANCE MEASUREMENT ELEMENT VIII

          RETURN ON AVERAGE NET ASSETS (LOWER OF ACTUAL OF BUDGET) vs.
                          SPECIFIC UNIT OBJECTIVE (PAR)

                              [LINE CHART OMITTED]

            Incentive
            Award                        Target       22%
            Points                       Maximum      31%

                        RETURN ON AVERAGE NET ASSETS (%)

       VIII. RETURN ON AVERAGE NET ASSETS (LOWER OF ACTUAL OR BUDGET) vs.
                          SPECIFIC UNIT OBJECTIVE (PAR)

EXPLANATIONS:     Based upon many factors, including product line maturity,
                  market position, age of assets and historical performance a target return on average net assets of 22% has been established for this Unit. In order to encourage the establishment of challenging budgets, the lower of the budgeted return on average net assets or the actual return on average net assets will determine the award under this performance measurement element. Planning and achieving the target return will result in an award equal to 8 points. A minimum threshold of 9% must be planned and achieved before any award can be made under this element. Planning and achieving a return on average net assets of 31% or more will yield an award of 20 points.

DEFINITIONS
     &
ADJUSTMENTS:      Same as performance measurement element VI.


                                      -15U-